UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

HARTMAN vREIT XXI, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On March 14, 2018, Hartman vREIT XXI, Inc. (the “Company”) through Hartman Richardson Tech Center, LLC, or “Richardson Tech LLC,” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a four building, multi-tenant flex/R&D property, commonly known as Richardson Tech, containing approximately 96,660 square feet of office space and located in Richardson, Texas.

Richardson Tech was built in 1987.  Richardson Tech is 73.5% occupied by 13 tenants.

Richardson Tech LLC acquired Richardson Tech from an unrelated third-party seller, for a purchase price, as amended, of $5,040,000, exclusive of closing costs.  Richardson Tech LLC financed the payment of the purchase price for Richardson Tech with proceeds from our public offering and mortgage loan proceeds from a bank.

An acquisition fee of approximately $126,000 was earned by Hartman XXI Advisors LLC, our affiliated external advisor, in connection with the purchase of Richardson Tech.

Two tenants currently each occupy more than 10% of Richardson Tech.  Circuit Check, Inc. and Home Defense Pest Control, Inc. occupy approximately 22.3% of Richardson Tech and account for approximately 22.1% of the current annual base rent. The following table sets forth additional information regarding the tenants currently occupying more than 10% of Richardson Tech:

Tenant	Base Rent	Rentable SF	Initial Lease Date(s)	Year(s) Expiring
Circuit Check, Inc.	$ 89,070	11,876	5/1/2010	2021
Home Team Pest Defense, Inc.	$ 43,677	9,706	10/1/2017	2028

The material items of the agreements regarding the acquisition of Richardson Tech described herein are qualified in their entirety by the agreements attached as (i) Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 20, 2017 and (ii) Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Property Management

On March 14, 2018, Richardson Tech LLC and Hartman Income REIT Management, Inc., or the “Property Manager,” our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for Richardson Tech.  Pursuant to the terms of the Management Agreement, Richardson Tech LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). Richardson Tech LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. Richardson Tech LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  Richardson Tech LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

In connection with the acquisition of Richardson Tech, Richardson Tech LLC entered in to a mortgage loan agreement with Southside Bank dated March 14, 2018, providing mortgage loan proceeds of $3,750,000.  The loan is evidenced by a loan agreement, a promissory note, deed of trust and pledge and security agreement.  The loan agreement has a maturity date of March 14, 2021.

Payments of interest only are due monthly beginning on April 1, 2018.  The promissory note bears interest at the greater of the floating rate index plus 2.75% or 3.00%.  The floating rate index is the one-month London Interbank Offered Rate (LIBOR) adjusted each month as of the first day of such month.  The floating rate index as March 14, 2018 was 1.776% for an applicable interest rate of 4.526% as of that date.

The material terms of the Loan Agreement and related loan documents described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On March 14, 2018, the Company distributed a press release announcing that Hartman Richardson Tech LLC had acquired fee simple title to the Richardson Tech property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

Because it is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)

Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.1	Loan Agreement dated as of March 14, 2018 by and between Southside Bank and Hartman Richardson Tech, LLC
10.2	Promissory Note dated March 14, 2018 by Hartman Richardson Tech, LLC in favor of Southside Bank
10.3	Deed of Trust dated March 14, 2018 by Hartman Richardson Tech, LLC in favor of Southside Bank
10.4

First Amendment to Agreement of Purchase and Sale of Real Property and Escrow Instructions dated January 12, 2018 by and between Richardson Business Center, Ltd. and Hartman vREIT XXI Operating Partnership L.P.

10.5	Real Property Management Agreement dated January 29, 2018 by and between Hartman Income REIT Management, Inc. and Hartman Richardson Tech, LLC
99.1	Press Release

___________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: March 15, 2018	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Loan Agreement dated as of March 14, 2018 by and between Southside Bank and Hartman Richardson Tech, LLC
10.2	Promissory Note dated March 14, 2018 by Hartman Richardson Tech, LLC in favor of Southside Bank
10.3	Deed of Trust, Security Agreement and Assignment of Rents dated March 14, 2018 by Hartman Richardson Tech, LLC in favor of Southside Bank
10.4

First Amendment to Agreement of Purchase and Sale of Real Property and Escrow Instructions dated January 12, 2018 by and between Richardson Business Center, Ltd. and Hartman vREIT XXI Operating Partnership L.P.

10.5	Real Property Management Agreement dated January 29, 2018 by and between Hartman Income REIT Management, Inc. and Hartman Richardson Tech, LLC
99.1	Press Release